Supplement dated July 11, 2019
to the Flexible Premium Variable Annuity Prospectus listed below,
Issued by Integrity Life Insurance Company
through its Separate Account I

Variable Annuity Prospectus	Date of Prospectus
Select Ten Plus	December 30, 2011

This supplement to the prospectus identified above (the “Prospectus”) describes changes to the variable annuity contracts issued by Integrity Life Insurance Company. Please retain this supplement for future reference.

Reorganization of the Touchstone VST Large Cap Core Equity Fund

Touchstone Variable Series Trust has announced that, effective July 12, 2019, Touchstone VST Large Cap Core Equity Fund (the “Acquired Portfolio”) will be reorganized into Touchstone VST Common Stock Fund (the “New Portfolio”). We support this shareholder-approved reorganization by replacing the Existing Variable Account Option of the Acquired Portfolio with the Replacement Variable Account Option of the New Portfolio, as noted below.

Existing Variable Account Option	Replacement Variable Account Option
Touchstone VST Large Cap Core Equity Fund	Touchstone VST Common Stock Fund

As a result of the foregoing, the Acquired Portfolio will no longer be available for purchase through your contract as a Variable Account Option. Accordingly, effective July 12, 2019, any reference in the Prospectus to the Acquired Portfolio is deleted in its entirety.

Any Account Value you have in the Existing Variable Account Option at the end of the Business Day on July 12, 2019 will be transferred to the Replacement Variable Account Option. Any future contributions and purchases made through an automated program (such as asset rebalancing, systematic contribution, systematic transfer or dollar cost averaging) that are currently directed to the Existing Variable Account Option will be redirected to the Replacement Variable Account Option.

As a result of the foregoing, effective immediately, the following changes have been made to the Prospectus:

•	The information in Part 1 – Fees and Expense Tables and Summary, under the heading “Total Annual Portfolio Operating Expenses” is hereby deleted and replaced with the following:

Touchstone VST Common Stock    0.90%

•	The information in Part 1 – Fees and Expense Tables and Summary, under the heading “Examples” is hereby deleted in its entirety and replaced with the following:

The examples that follow are intended to help you compare the cost of investing in this contract with the cost of investing in other variable annuity contracts. Each example assumes that you invest $10,000 in the contract for the time period indicated. Each example also assumes that your investment has a 5% return each year. Your actual costs may be higher or lower.

The following example includes the annual administrative charge, the mortality and expense risk charge, and maximum Portfolio operating expenses. Based on these assumptions, your costs would be:

If you surrender your contract at the end of the applicable period:

1 year	3 years	5 years	10 years
$265	$812	$1,382	$2,917

If you keep your contract in force or select an Annuity Benefit (periodic payments beginning on the date you choose) with a life contingency at the end of the applicable period:

1 year	3 years	5 years	10 years
$265	$812	$1,382	$2,917

•
The information in Part 3 – Your Investments Option, in the section titled “The Variable Account Option,” under the sub-section titled “Touchstone Variable Series Trust – Touchstone VST Large Cap Core Equity Fund” is hereby deleted in its entirety and replaced with the following:

Touchstone VST Common Stock Fund
The fund seeks to provide investors with capital appreciation. The fund invests, under normal market conditions, at least 80% of its assets in large capitalization equity securities, including common stock and preferred stock. The fund invests primarily in issuers having a market capitalization, at the time of purchase, above $5 billion. The fund seeks to invest in companies that are trading below the sub-advisor’s estimate of the companies’ intrinsic value and have a sustainable competitive advantage or a high barrier to entry in place. The fund may invest up to 35% of its assets in securities of foreign issuers through the use of ordinary shares or depositary receipts such as ADRs. The fund may also invest in securities of emerging market countries. Fort Washington Investment Advisors, Inc., which is affiliated with Integrity Life Insurance Company, is the sub-advisor for the fund and is located at 303 Broadway, Suite 1200, Cincinnati, OH 45202.

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For more information about the Fund, including the risks of investing, refer to the Fund’s prospectus. For a prospectus, contact our offices in writing at Integrity Life Insurance Company, P.O. Box 5720, Cincinnati, Ohio 45201-5720 or call us at 1-800-325-8583.

IL-79-17088-1907